Exhibit 99.24
                                 -------------
                Computational Materials and/or ABS Term Sheets

-------------------------------
 Count          SumOfcurrbal
-------------------------------
    86           $21,054,014
-------------------------------





--------------------------------------------------------------------------------
Count     SumOfcurrbal       ZIP             CITY         %of Group 1   WA FICO
--------------------------------------------------------------------------------
   12       $3,405,839                 LOS ANGELES              1.72%       597
   14       $2,674,824                 MIAMI                    1.35%       622
   12       $2,671,453                 LAS VEGAS                1.35%       620
   10       $2,283,499                 SACRAMENTO               1.15%       618
    8       $1,971,583                 MORENO VALLEY            1.00%       585
    9       $1,874,272                 FRESNO                   0.95%       647
    6       $1,777,644                 FONTANA                  0.90%       645
    5       $1,533,595                 NORTH LAS VEGAS          0.78%       650
    5       $1,450,986                 POMONA                   0.73%       658
    5       $1,410,319                 LYNWOOD                  0.71%       641